Discontinued Operations - Sale of Infusionz to Bloomios (Details 2) - USD ($)	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Revenues	$ 26,000,652	$ 36,441,695
Income (loss) from discontinued operations, net of tax	1,164,184	(1,370,124)
Discontinued Operations [Member]
Revenues	0	3,042,878
Cost of sales	0	1,803,643
Sales general and administrative expenses	71,976	1,300,102
Deprecation and amortization		10,576
Income (loss) from discontinued operations, net of tax	$ 71,976	$ (338,418)